UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009 — January 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINVX

Putnam Investors Fund

Semiannual report
1|31|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	52

Message from the Trustees

Dear Fellow Shareholder:

Last year’s rally in both stocks and bonds helped investors recoup some of the losses in their portfolios, and Putnam’s shareholders were particularly well served. After such strong growth, we are not surprised that the markets paused at the start of 2010.

While no one believes that 2010 will be a repeat performance of 2009, we do feel that today’s markets — based on an optimistic earnings outlook and growing evidence of a global economic recovery — offer ample opportunities for active money management, which is something that Putnam does well.

If there is any lesson to be learned from the extraordinary volatility of the past year, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ shareholder meetings. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in America’s large growing companies

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 80 years later, the fund continues to target leading American businesses, armed with the flexibility to invest across a range of stocks. In its early years, the fund benefited from rising interest in stock investing, and more recently, from the rallies that dominated the 1980s and 1990s. But there were also bumps in the road, such as the recession of the early 1990s and the recent global economic downturn. In the tradition of successful American stock-pickers, the fund’s portfolio manager seeks opportunities that others may have overlooked.

With its “go anywhere” approach, the fund can invest in value stocks, growth stocks, and everything in between. The manager may see potential in value stocks, where investors have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company’s future growth.

The manager is supported by Putnam’s equity research analysts, who conduct thorough fundamental research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. This research helps to identify companies whose stock prices may not reflect their long-range prospects.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

Consider these risks before investing:

The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Performance
snapshot

Average annual total return (%) comparison as of 1/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the S&P 500 Index, and its Lipper category, Lipper Large-Cap Core Funds, were introduced on 12/31/69 and 12/31/59, respectively, which post-date the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

Gerard Sullivan

Jerry, how did Putnam Investors Fund perform for the six months ended January 31, 2010?

I am pleased to report that the fund delivered a positive return of 9.36% for the period, and it also outperformed the average return for its Lipper peer group, which was 8.99%. However, I’m disappointed that the fund did not perform as well as its benchmark, the S&P 500 Index, which returned 9.87%.

Fund performance improved considerably since the close of the fiscal year six months ago. What contributed to the solid returns?

First, the stock market staged a remarkable recovery after one of its most difficult downturns in decades. In addition, investors began to recognize the fundamental strengths of a number of companies I held in the fund’s portfolio. These stocks rebounded during the period after some severe declines in the midst of the global economic downturn. Investors were again paying attention to the quality of companies, their business fundamentals, and their financials. As a result, stocks — particularly those of higher-quality companies — began to perform better.

In terms of sectors and industries, fund performance was dampened by telecommunications and consumer staples stocks, where my stock selections generally went unrewarded for the period. Also, industrials stocks performed better than I expected and the portfolio wasn’t positioned to fully capitalize on that. A sector that helped performance was utilities — where

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/10. See page 6 and pages 11–12 for additional fund performance information. Index descriptions can be found on page 15.

my stock selection was strong in a group that performed poorly overall. I avoided several utilities stocks that suffered sharp declines. Media companies also helped boost performance.

What were some specific stocks that contributed to performance?

One of the top contributors for the period was Assured Guaranty, a company that provides credit enhancement and other products to investors and financial institutions. This stock got beaten down considerably during the global financial crisis, which cast a cloud over the entire industry. However, Assured Guaranty had a much stronger book of business and greater fundamental strength than its competitors, and as investors recognized this, and global markets began to recover, its stock performed strongly. Another portfolio highlight was CBL & Associates, a real estate investment trust [REIT] involved with the ownership, development, and operation of regional shopping malls. This is another example of a strong company that was affected by negative investor sentiment toward its industry. In general, shopping mall REITs have been struggling, due to severe declines in consumer spending and commercial property values. However, I believed this company’s first-rate malls would hold up despite the downturn, and investors apparently realized this as well, as this stock was one of the fund’s best performers for the period.

The stock of Gannett Co., an international news and information company that publishes 85 daily newspapers, including USA TODAY, also helped fund returns. The print newspaper industry continues to face a number of challenges, primarily competition from free online news sources, but this stock had been punished too severely, in my opinion. As the economy began to stabilize, Gannett’s stock recovered nicely. Finally, performance was helped by our investment in Anadarko Petroleum Corporation, an oil and gas exploration and production company. Working with our analysts, I bought this stock because I believed

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Microsoft Corp. (2.7%)	Technology	Software
JPMorgan Chase & Co. (2.6%)	Financials	Banking
Pfizer, Inc. (2.4%)	Health care	Pharmaceuticals
IBM Corp. (2.4%)	Technology	Computers
Johnson & Johnson (2.3%)	Health care	Pharmaceuticals
Apple, Inc. (2.2%)	Technology	Computers
Chevron Corp. (2.2%)	Energy	Oil and gas
Exxon Mobil Corp. (1.7%)	Energy	Oil and gas
Cisco Systems, Inc. (1.6%)	Technology	Communications equipment
Wells Fargo & Co. (1.4%)	Financials	Banking

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/10. Short-term holdings are excluded. Holdings will vary over time.

“The stock market staged a remark-
able recovery after one of its most
difficult downturns in decades, and
investors began to recognize the
fundamental strengths of a number of
companies in the fund’s portfolio.”

Gerard Sullivan

the company had strong growth prospects, and it has benefited from some attractive oil discoveries, particularly in Brazil.

Which holdings detracted from returns?

A number of stocks in the portfolio struggled with declines that I believe were the result of short-term setbacks rather than issues with the fundamental strengths of the businesses. One example was Iridium Communications, which provides mobile voice and data communications via satellite. I think, in general, this is a misunderstood stock. It is not a well-known company, but it provides an important service — 100% global coverage — to users such as military personnel, first responders in crisis situations, and freight trucking companies. I believe there are a number of catalysts for long-term growth from this company, and it remained in the portfolio at the close of the period.

Investment banking company The Goldman Sachs Group is another stock I continued to hold in the portfolio despite underperformance for the period. Stocks in the financials sector were weak overall for the period, as investor worries mounted about regulatory issues. Goldman remains fundamentally strong and because of this it gained market share from competitors in the recent market turmoil. I continued to own this stock at the close of the period, and I believe the company is one of the best in the investment banking business. Texas Instruments is another company whose shares declined due to broader industry challenges. The company specializes in semiconductors, an industry that was hurt considerably by the

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

recession. This stock is attractively priced and semiconductor inventory levels are quite low now, so I think Texas Instruments will benefit from a cyclical recovery.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.9% in the fourth quarter of 2009, up from 2.2% in the third quarter.

What is your outlook?

We’re coming off a big year, in which the market experienced a massive rebound, but I’m still optimistic about the performance potential of stocks in the year ahead. I’m seeing a lot of opportunities among mega-cap stocks — the largest of the large companies. At the same time, many smaller-cap companies, in my opinion, have strong free cash flow and earnings power that make them attractive candidates for the portfolio.

My focus remains on fundamental research and bottom-up stock selection, which means I’m more concerned with the long-term potential of individual companies than short-term developments in the markets or economy. I don’t get caught up in the day-to-day movements, but rather I make sure my research-intensive investment process stays intact, regardless of the macroeconomic environment.

Jerry, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.91%	8.84%	7.87%	7.87%	8.09%	8.09%	8.15%	8.11%	8.64%	8.95%

10 years	–36.60	–40.26	–41.30	–41.30	–40.91	–40.91	–39.76	–41.88	–38.08	–35.07
Annual average	–4.45	–5.02	–5.19	–5.19	–5.13	–5.13	–4.94	–5.28	–4.68	–4.23

5 years	–9.66	–14.84	–13.09	–14.81	–13.00	–13.00	–11.91	–15.00	–10.77	–8.54
Annual average	–2.01	–3.16	–2.77	–3.15	–2.75	–2.75	–2.50	–3.20	–2.25	–1.77

3 years	–29.69	–33.75	–31.33	–33.38	–31.30	–31.30	–30.73	–33.15	–30.20	–29.18
Annual average	–11.08	–12.82	–11.78	–12.66	–11.76	–11.76	–11.52	–12.56	–11.29	–10.86

1 year	36.90	29.02	35.82	30.81	35.86	34.86	36.25	31.41	36.57	37.19

6 months	9.36	3.09	9.01	4.01	8.92	7.92	9.12	5.34	9.28	9.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

Comparative index returns For periods ended 1/31/10

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	—†	—†

10 years	–7.73%	–0.47%
Annual average	–0.80	–0.36

5 years	0.90	1.46
Annual average	0.18	0.22

3 years	–20.18	–19.19
Annual average	–7.24	–6.93

1 year	33.14	33.11

6 months	9.87	8.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/10, there were 947, 910, 786, 655, and 372, funds, respectively, in this Lipper category.

† The fund’s benchmark, the S&P 500 Index, and its Lipper category, Lipper Large-Cap Core Funds, were introduced on 12/31/69 and 12/31/59, respectively, which post-date the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.153		$0.075	$0.082	$0.108		$0.133	$0.178

Capital gains	—		—	—	—		—	—

Total	$0.153		$0.075	$0.082	$0.108		$0.133	$0.178

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$10.04	$10.65	$9.02	$9.53	$9.49	$9.83	$9.91	$10.18

1/31/10	10.83	11.49	9.76	10.30	10.25	10.62	10.70	10.98

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.97%	8.90%	7.93%	7.93%	8.15%	8.15%	8.21%	8.17%	8.70%	9.01%

10 years	–38.09	–41.66	–42.68	–42.68	–42.34	–42.34	–41.17	–43.24	–39.58	–36.60
Annual average	–4.68	–5.25	–5.41	–5.41	–5.36	–5.36	–5.17	–5.51	–4.91	–4.45

5 years	–7.86	–13.17	–11.40	–13.16	–11.38	–11.38	–10.20	–13.36	–9.11	–6.74
Annual average	–1.62	–2.78	–2.39	–2.78	–2.39	–2.39	–2.13	–2.83	–1.89	–1.39

3 years	–25.65	–29.92	–27.41	–29.57	–27.35	–27.35	–26.72	–29.27	–26.26	–25.11
Annual average	–9.41	–11.18	–10.13	–11.03	–10.10	–10.10	–9.84	–10.90	–9.66	–9.19

1 year	31.17	23.65	30.06	25.06	30.16	29.16	30.50	25.93	30.68	31.38

6 months	22.72	15.64	22.15	17.15	22.21	21.21	22.36	18.07	22.44	22.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for the six-month period
ended 1/31/10	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

* Reflects projected expenses based on a new expense arrangement and the fund’s recent (8/31/09) asset level.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Investors Fund from August 1, 2009, to January 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.75	$10.69	$10.69	$9.38	$8.07	$5.44

Ending value (after expenses)	$1,093.60	$1,090.10	$1,089.20	$1,091.20	$1,092.80	$1,095.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2010, use the following calculation method. To find the value of your investment on August 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.51	$10.31	$10.31	$9.05	$7.78	$5.24

Ending value (after expenses)	$1,018.75	$1,014.97	$1,014.97	$1,016.23	$1,017.49	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with PutnamInvestment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective November 30, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 62nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	45th

Three-year period	94th

Five-year period	86th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 885, 763 and 638 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March  31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Investors Fund	0.572%	0.570%	0.002%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is slightly higher for your fund than the management fee rate payable under the current management contract. For a small number of funds, including your fund, the management fee rate would be slightly higher under the proposed contract at June 30, 2009 net asset levels, but by only immaterial amounts. Most funds, however, would experience a management fee reduction under the proposed management contracts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0  million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2010, Putnam employees had approximately $294,000,000 and the Trustees had approximately $45,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/10 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Aerospace and defense (3.6%)
Goodrich Corp.	143,900	$8,908,849

L-3 Communications Holdings, Inc.	38,400	3,200,256

Northrop Grumman Corp. S	108,300	6,129,780

Precision Castparts Corp.	30,100	3,168,025

Raytheon Co.	278,800	14,617,484

United Technologies Corp.	291,300	19,656,924

		55,681,318
Automotive (0.2%)
Lear Corp. †	49,200	3,384,960

		3,384,960
Banking (6.3%)
Banco Santander Brasil SA ADS (Brazil) †	215,032	2,588,985

Bank of America Corp. S	899,380	13,652,588

First Midwest Bancorp, Inc.	236,761	3,118,142

First Southern Bancorp, Inc. Class B F †	112,320	2,369,952

Flushing Financial Corp.	302,825	3,709,606

JPMorgan Chase & Co.	1,034,773	40,294,064

NBH Holdings Co., Inc. 144A Class A †	159,300	3,186,000

PNC Financial Services Group, Inc.	73,900	4,096,277

United Community Banks, Inc. S	651,563	2,925,518

Wells Fargo & Co.	774,298	22,013,292

		97,954,424
Beverage (1.5%)
Coca-Cola Enterprises, Inc.	160,800	3,246,552

Molson Coors Brewing Co. Class B	77,800	3,267,600

PepsiCo, Inc.	268,000	15,978,160

		22,492,312
Biotechnology (1.4%)
Amgen, Inc. †	371,700	21,737,016

		21,737,016
Broadcasting (0.3%)
CBS Corp. Class B S	221,000	2,857,530

Liberty Media — Starz Ser. A †	42,410	1,989,029

		4,846,559
Cable television (1.8%)
Comcast Corp. Class A	765,900	12,124,197

DIRECTV Class A † S	400,743	12,162,550

DISH Network Corp. Class A	208,500	3,807,210

		28,093,957
Chemicals (2.3%)
Agrium, Inc. (Canada) S	70,900	3,995,215

Celanese Corp. Ser. A	96,400	2,805,240

Dow Chemical Co. (The)	216,943	5,876,986

E.I. du Pont de Nemours & Co.	149,100	4,862,151

Eastman Chemical Co. S	55,400	3,131,762

Lubrizol Corp. (The) S	53,300	3,927,677

Monsanto Co.	75,236	5,708,908

PPG Industries, Inc. S	54,000	3,168,720

W.R. Grace & Co. †	96,937	2,314,856

		35,791,515

COMMON STOCKS (98.9%)* cont.	Shares	Value

Coal (0.1%)
Walter Industries, Inc.	33,100	$2,148,852

		2,148,852
Combined utilities (0.6%)
El Paso Corp.	899,400	9,128,910

		9,128,910
Commercial and consumer services (0.4%)
H&R Block, Inc.	135,900	2,924,568

Manpower, Inc. S	77,700	4,024,083

		6,948,651
Communications equipment (3.5%)
Cisco Systems, Inc. †	1,076,700	24,193,449

Harris Corp.	127,000	5,450,840

Motorola, Inc. †	709,800	4,365,270

Qualcomm, Inc.	423,500	16,596,965

Tellabs, Inc. †	465,400	2,992,522

		53,599,046
Computers (7.1%)
Apple, Inc. †	180,467	34,671,320

EMC Corp. † S	815,900	13,601,053

Hewlett-Packard Co.	428,940	20,190,206

IBM Corp.	303,200	37,108,648

Silicon Graphics International Corp. †	255,200	2,044,152

Western Digital Corp. †	75,200	2,856,848

		110,472,227
Conglomerates (2.8%)
3M Co.	73,300	5,899,917

General Electric Co.	1,254,200	20,167,536

Harsco Corp.	83,200	2,476,032

SPX Corp. S	88,000	4,790,720

Tyco International, Ltd. S	277,100	9,817,653

		43,151,858
Consumer finance (0.2%)
Capital One Financial Corp.	80,500	2,967,230

		2,967,230
Consumer goods (2.5%)
Colgate-Palmolive Co.	80,000	6,402,400

Estee Lauder Cos., Inc. (The) Class A	54,800	2,878,096

Kimberly-Clark Corp.	146,600	8,706,574

Procter & Gamble Co. (The)	341,400	21,013,170

		39,000,240
Containers (0.2%)
Owens-Illinois, Inc. †	121,400	3,304,508

		3,304,508
Electric utilities (2.1%)
Ameren Corp.	274,828	7,021,855

Constellation Energy Group, Inc.	96,300	3,108,564

DTE Energy Co.	109,600	4,607,584

Edison International	365,800	12,188,456

Great Plains Energy, Inc.	278,100	4,966,866

		31,893,325
Electrical equipment (0.1%)
Hubbell, Inc. Class B S	52,500	2,260,650

		2,260,650

COMMON STOCKS (98.9%)* cont.	Shares	Value

Electronics (1.7%)
Garmin, Ltd. S	108,700	$3,512,097

Intel Corp.	427,000	8,283,800

Texas Instruments, Inc.	647,000	14,557,500

		26,353,397
Energy (oil field) (2.3%)
Halliburton Co.	337,000	9,843,770

National-Oilwell Varco, Inc.	47,900	1,959,110

Noble Corp. (Switzerland)	74,800	3,015,936

Schlumberger, Ltd. S	124,800	7,919,808

Smith International, Inc.	108,500	3,289,720

Transocean, Ltd. (Switzerland) †	109,000	9,236,660

		35,265,004
Energy (other) (0.3%)
First Solar, Inc. † S	43,000	4,871,900

		4,871,900
Engineering and construction (0.4%)
KBR, Inc.	132,200	2,476,106

Shaw Group, Inc. †	101,600	3,280,664

		5,756,770
Financial (0.7%)
Broadridge Financial Solutions, Inc.	208,100	4,519,932

CME Group, Inc.	10,800	3,097,656

Discover Financial Services	281,448	3,850,209

		11,467,797
Food (1.8%)
Campbell Soup Co.	166,600	5,516,126

General Mills, Inc.	107,200	7,644,432

Kraft Foods, Inc. Class A S	427,917	11,836,184

Mead Johnson Nutrition Co. Class A	62,900	2,844,967

		27,841,709
Forest products and packaging (0.7%)
International Paper Co.	137,700	3,154,707

MeadWestvaco Corp. S	204,000	4,910,280

Sealed Air Corp.	166,200	3,297,408

		11,362,395
Health-care services (3.9%)
Aetna, Inc.	260,500	7,807,185

AmerisourceBergen Corp.	156,700	4,271,642

Cardinal Health, Inc.	61,000	2,017,270

Community Health Systems, Inc. † S	105,900	3,454,458

McKesson Corp.	266,800	15,693,176

Omnicare, Inc. S	270,700	6,767,500

UnitedHealth Group, Inc.	204,100	6,735,300

WellPoint, Inc. †	203,800	12,986,136

		59,732,667
Insurance (4.6%)
ACE, Ltd.	242,400	11,943,048

Aflac, Inc.	139,700	6,765,671

American Financial Group, Inc.	127,000	3,150,870

Assured Guaranty, Ltd. (Bermuda)	334,450	7,578,637

Berkshire Hathaway, Inc. Class B † S	116,080	8,871,994

COMMON STOCKS (98.9%)* cont.	Shares	Value

Insurance cont
Hartford Financial Services Group, Inc. (The)	229,000	$5,493,710

Loews Corp.	90,700	3,244,339

MetLife, Inc.	105,000	3,708,600

RenaissanceRe Holdings, Ltd.	60,700	3,288,726

Travelers Cos., Inc. (The)	283,600	14,370,012

XL Capital, Ltd. Class A	153,622	2,576,241

		70,991,848
Investment banking/Brokerage (1.9%)
BlackRock, Inc.	15,300	3,271,446

Bond Street Holdings, LLC Class A F †	274,548	5,490,960

Goldman Sachs Group, Inc. (The)	143,400	21,326,448

		30,088,854
Machinery (0.5%)
Parker-Hannifin Corp.	55,500	3,103,005

Timken Co.	189,700	4,251,177

		7,354,182
Manufacturing (0.4%)
Eaton Corp.	36,600	2,241,384

Leggett & Platt, Inc. S	124,400	2,271,544

Mueller Water Products, Inc. Class A S	441,967	1,993,271

		6,506,199
Media (2.2%)
Interpublic Group of Companies, Inc. (The) †	736,603	4,758,455

Time Warner, Inc.	466,966	12,818,217

Viacom, Inc. Class B †	363,700	10,598,218

Walt Disney Co. (The)	192,400	5,685,420

		33,860,310
Medical technology (2.3%)
Boston Scientific Corp. †	552,403	4,767,238

Covidien PLC (Ireland)	77,500	3,918,400

Hospira, Inc. †	139,900	7,084,536

Medtronic, Inc.	247,700	10,623,853

St. Jude Medical, Inc. † S	124,900	4,712,477

Stryker Corp. S	79,700	4,138,024

		35,244,528
Metals (0.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B †	21,400	1,427,166

Reliance Steel & Aluminum Co. S	74,400	3,031,056

		4,458,222
Natural gas utilities (0.4%)
NiSource, Inc. S	276,300	3,937,275

ONEOK, Inc. S	55,000	2,320,450

		6,257,725
Office equipment and supplies (0.2%)
Pitney Bowes, Inc. S	127,100	2,658,932

		2,658,932
Oil and gas (8.7%)
Anadarko Petroleum Corp.	136,400	8,699,592

Berry Petroleum Co. Class A S	112,478	3,045,904

BP PLC ADR (United Kingdom) S	104,100	5,842,092

Chevron Corp.	471,500	34,004,580

COMMON STOCKS (98.9%)* cont.	Shares	Value

Oil and gas cont.
El Paso Pipeline Partners, LP. (Units)	237,245	$5,715,232

Ensco International PLC ADR (United Kingdom)	74,600	2,911,638

Exxon Mobil Corp. S	410,600	26,454,958

Marathon Oil Corp.	385,700	11,497,717

Occidental Petroleum Corp.	181,500	14,218,710

PetroHawk Energy Corp. †	156,401	3,492,434

Total SA ADR (France)	92,600	5,332,834

Williams Cos., Inc. (The)	111,200	2,317,408

XTO Energy, Inc.	255,600	11,392,092

		134,925,191
Pharmaceuticals (6.6%)
Abbott Laboratories	359,700	19,042,518

GlaxoSmithKline PLC ADR (United Kingdom)	84,200	3,284,642

Johnson & Johnson	568,400	35,729,624

Novartis AG ADR (Switzerland) S	72,700	3,891,631

Perrigo Co.	75,400	3,338,712

Pfizer, Inc.	2,023,826	37,764,593

		103,051,720
Power producers (0.5%)
AES Corp. (The) †	580,000	7,325,400

		7,325,400
Publishing (0.5%)
Gannett Co., Inc.	294,700	4,759,405

R. R. Donnelley & Sons Co.	151,600	3,004,712

		7,764,117
Railroads (0.6%)
CSX Corp.	200,300	8,584,858

		8,584,858
Real estate (0.4%)
CBL & Associates Properties, Inc. R	664,401	6,644,010

		6,644,010
Regional Bells (1.9%)
AT&T, Inc.	680,305	17,252,535

Verizon Communications, Inc.	396,000	11,650,320

		28,902,855
Restaurants (0.7%)
McDonald’s Corp.	176,900	11,043,867

		11,043,867
Retail (5.5%)
Advance Auto Parts, Inc. S	73,000	2,879,850

Amazon.com, Inc. †	31,300	3,925,333

Big Lots, Inc. †	132,300	3,758,643

Coach, Inc.	121,800	4,248,384

Costco Wholesale Corp. S	62,100	3,566,403

CVS Caremark Corp.	491,810	15,919,890

Gap, Inc. (The)	120,800	2,304,864

Home Depot, Inc. (The)	245,600	6,879,256

JC Penney Co., Inc. (Holding Co.)	99,700	2,475,551

Macy’s, Inc. S	366,600	5,839,938

Safeway, Inc. S	145,000	3,255,250

Target Corp.	185,600	9,515,712

COMMON STOCKS (98.9%)* cont.	Shares	Value

Retail cont.
TJX Cos., Inc. (The)	76,300	$2,900,163

Wal-Mart Stores, Inc.	343,200	18,337,176

		85,806,413
Schools (0.4%)
Apollo Group, Inc. Class A †	96,100	5,822,699

		5,822,699
Semiconductor (0.5%)
Atmel Corp. †	795,200	3,689,728

Formfactor, Inc. † S	171,767	2,657,235

Lam Research Corp. †	65,700	2,168,757

		8,515,720
Shipping (0.3%)
Diana Shipping, Inc. (Greece) †	178,824	2,371,206

Ryder System, Inc. S	80,600	2,933,840

		5,305,046
Software (4.3%)
CA, Inc.	151,500	3,339,060

Longtop Financial Technologies Ltd. ADR (China) †	86,809	3,008,800

Microsoft Corp.	1,469,600	41,413,328

Oracle Corp.	823,300	18,985,298

		66,746,486
Technology (0.4%)
Tech Data Corp. † S	52,900	2,155,675

Unisys Corp. † S	132,380	3,824,458

		5,980,133
Technology services (2.5%)
Accenture PLC Class A	302,063	12,381,562

Baidu, Inc. ADR (China) †	7,651	3,149,993

Computer Sciences Corp. †	72,300	3,708,990

Google, Inc. Class A †	36,919	19,545,657

		38,786,202
Telecommunications (0.7%)
Iridium Communications, Inc. † S	1,145,124	7,672,331

NII Holdings, Inc. †	78,400	2,566,816

		10,239,147
Telephone (0.4%)
Qwest Communications International, Inc.	1,339,610	5,639,758

		5,639,758
Tobacco (1.7%)
Lorillard, Inc.	139,200	10,537,440

Philip Morris International, Inc.	360,700	16,415,457

		26,952,897
Toys (0.2%)
Nintendo Co., Ltd. (Japan)	10,000	2,797,164

		2,797,164
Waste Management (0.5%)
IESI-BFC, Ltd. (Canada) S	508,639	8,056,842

		8,056,842
Total common stocks (cost $1,582,028,523)		$1,533,820,522

CONVERTIBLE PREFERRED STOCKS (0.8%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd. †	838,062	$12,654,736

Total convertible preferred stocks (cost $12,856,092)		$12,654,736

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 0.875%,
April 15, 2010 [i]	$279,743	$280,202

Total U.S. treasury obligations (cost $280,202)		$280,202

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

TiVo, Inc. (Call)	Feb-10/$12.50	956,097	$215,122

Total purchased options outstanding (cost $669,268)			$215,122

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired
12/17/09, cost $192,000) F ‡ †	192	$192,000

Total preferred stocks (cost $192,000)		$192,000

SHORT-TERM INVESTMENTS (9.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	795,711	$795,711

Short-term investments held as collateral for loaned
securities with yields ranging from 0.09% to 0.27%
and due dates ranging from February 1, 2010
to March 23, 2010 [d]	$146,062,293	146,048,538

U.S. Treasury Bills with an effective yield
of 0.24%, November 18, 2010	503,000	501,391

Total short-term investments (cost $147,346,295)		$147,345,640

TOTAL INVESTMENTS

Total investments (cost $1,743,372,380)		$1,694,508,222

Key to holding’s abbreviations
ADR	American Depository Receipts
ADS	American Depository Shares

* Percentages indicated are based on net assets of $1,551,085,264.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2010 was $192,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at January 31, 2010.

At January 31, 2010, liquid assets totaling $30,831,168 have been segregated to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 1/31/10 (premiums received $307,597) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Amazon.com, Inc. (Call)	31,300	Feb-10/$145.00	$6,260

TiVo, Inc. (Call)	956,097	Feb-10/$15.00	71,707

Total			$77,967

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$51,612,132	$—	$—

Capital goods	91,579,401	—	—

Communication services	72,875,717	—	—

Conglomerates	43,151,858	—	—

Consumer cyclicals	122,666,631	—	—

Consumer staples	155,895,267	—	—

Energy	177,210,947	—	—

Financial	209,067,251	3,186,000	7,860,912

Health care	219,765,931	—	—

Technology	310,453,211	—	—

Transportation	13,889,904	—	—

Utilities and power	54,605,360	—	—

Total common stocks	1,522,773,610	3,186,000	7,860,912
Convertible preferred stocks	12,654,736	—	—

Preferred stocks	—	—	192,000

Purchased options outstanding	—	215,122	—

U.S. treasury obligations	—	280,202	—

Short-term investments	795,711	146,549,929	—

Totals by level	$1,536,224,057	$150,231,253	$8,052,912
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(77,967)	$—

Other financial instruments include written options.

The following is a reconciliation of Level 3 assets as of January 31, 2010:

						Net
	Balance			Change in net		transfers
	as of	Accrued	Realized	unrealized	Net	in and/	Balance
Investments	July 31,	discounts/	gain/	appreciation/	purchases/	or out of	as of Jan. 31,
in securities:	2009	premiums	(loss)	(depreciation)	sales	Level 3	2010

Common stocks:

Financial	$—	$—	$—	$—	$7,860,912	$—	$7,860,912

Total common stocks	$—	—	—	—	7,860,912	—	$7,860,912

Preferred stocks	$—	—	—	—	192,000	—	$192,000

Totals:	$—	$—	$—	$—	$8,052,912	$—	$8,052,912

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $135,617,338 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,742,576,669)	$1,693,712,511
Affiliated issuers (identified cost $795,711) (Note 6)	795,711

Dividends, interest and other receivables	1,996,717

Receivable for shares of the fund sold	646,091

Receivable for investments sold	24,859,445

Total assets	1,722,010,475

LIABILITIES

Payable to custodian (Note 2)	951,713

Payable for investments purchased	15,472,860

Payable for shares of the fund repurchased	5,304,193

Payable for compensation of Manager (Note 2)	784,485

Payable for investor servicing fees (Note 2)	466,084

Payable for custodian fees (Note 2)	8,029

Payable for Trustee compensation and expenses (Note 2)	603,650

Payable for administrative services (Note 2)	5,016

Payable for distribution fees (Note 2)	428,084

Written options outstanding, at value (premiums received $307,597) (Notes 1 and 3)	77,967

Collateral on securities loaned, at value (Note 1)	146,048,538

Collateral on certain derivative contracts, at value (Note 1)	280,202

Other accrued expenses	494,390

Total liabilities	170,925,211

Net assets	$1,551,085,264

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,075,337,438

Undistributed net investment income (Note 1)	5,374,757

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,480,992,403)

Net unrealized depreciation of investments	(48,634,528)

Total — Representing net assets applicable to capital shares outstanding	$1,551,085,264

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,294,768,176 divided by 119,541,649 shares)	$10.83

Offering price per class A share (100/94.25 of $10.83)*	$11.49

Net asset value and offering price per class B share ($101,297,077 divided by 10,375,480 shares)**	$9.76

Net asset value and offering price per class C share ($35,345,768 divided by 3,431,319 shares)**	$10.30

Net asset value and redemption price per class M share ($21,518,723 divided by 2,099,449 shares)	$10.25

Offering price per class M share (100/96.50 of $10.25)*	$10.62

Net asset value, offering price and redemption price per class R share
($1,487,797 divided by 139,037 shares)	$10.70

Net asset value, offering price and redemption price per class Y share
($96,667,723 divided by 8,803,183 shares)	$10.98

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $72,422)	$16,212,808

Interest (including interest income of $4,622 from investments in affiliated issuers) (Note 6)	66,305

Securities lending	324,938

Total investment income	16,604,051

EXPENSES

Compensation of Manager (Note 2)	4,549,774

Investor servicing fees (Note 2)	3,013,446

Custodian fees (Note 2)	18,978

Trustee compensation and expenses (Note 2)	60,062

Administrative services (Note 2)	32,046

Distribution fees — Class A (Note 2)	1,687,594

Distribution fees — Class B (Note 2)	567,178

Distribution fees — Class C (Note 2)	185,101

Distribution fees — Class M (Note 2)	83,792

Distribution fees — Class R (Note 2)	3,727

Other	668,244

Total expenses	10,869,942

Expense reduction (Note 2)	(75,706)

Net expenses	10,794,236

Net investment income	5,809,815

Net realized gain on investments (Notes 1 and 3)	78,606,775

Net realized loss on foreign currency transactions (Note 1)	(10,444)

Net realized gain on written options (Notes 1 and 3)	243,664

Net unrealized appreciation of investments and written options during the period	58,346,359

Net gain on investments	137,186,354

Net increase in net assets resulting from operations	$142,996,169

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/10*	Year ended 7/31/09

Operations:
Net investment income	$5,809,815	$21,212,014

Net realized gain (loss) on investments and
foreign currency transactions	78,839,995	(635,440,445)

Net unrealized appreciation of investments	58,346,359	151,702,077

Net increase (decrease) in net assets resulting from operations	142,996,169	(462,526,354)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,402,894)	(2,711,057)

Class B	(828,039)	—

Class C	(284,625)	—

Class M	(227,779)	—

Class R	(18,263)	(237)

Class Y	(1,596,496)	(3,139,925)

Increase in capital from settlement payments	—	26,250

Redemption fees (Note 1)	1,016	13,591

Decrease from capital share transactions (Notes 4 and 8)	(96,755,037)	(487,026,777)

Total increase (decrease) in net assets	24,884,052	(955,364,509)

NET ASSETS

Beginning of period	1,526,201,212	2,481,565,721

End of period (including undistributed net investment income
of $5,374,757 and $20,923,038, respectively)	$1,551,085,264	$1,526,201,212

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Non-recurring	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) a	investments	operations	income	distributions	fees b	reimbursements	of period	value (%) c	(in thousands)	net assets (%) d	net assets (%)	turnover (%)

Class A
January 31, 2010 **	$10.04	.04	.90	.94	(.15)	(.15)	—	—	$10.83	9.36 *	$1,294,768	.64 *	.39 *	48.85 *
July 31, 2009	12.05	.13	(2.12) e	(1.99)	(.02)	(.02)	—	— b,f	10.04	(16 .44) e	1,26 3,196	1.21 g	1.36 g	105.72
July 31, 2008	15.35	.03	(3.33)	(3.30)	—	—	—	—	12.05	(21.50)	1,520,6 59	1.16 g	.22 g	126.73
July 31, 2007	13.49	.01	1.88	1.89	(.03)	(.03)	—	—	15.35	14.03	2,449,873	1.08 g	.06 g	83.62
July 31, 2006	13.21	.05 h	.37	.42	(.14)	(.14)	—	—	13.49	3.17 h	2,16 3,353	1.02 g,h	.40 g,h	111.46
July 31, 2005	11.08	.12 i,j	2.03	2.15	(.02)	(.02)	—	—	13.21	19.38 j	2,222,779	1.07 g	.97 g,i,j	112.15

Class B
January 31, 2010 **	$9.02	— b	.82	.82	(.08)	(.08)	—	—	$9.76	9.01 *	$101,297	1.02 *	.02 *	48.85 *
July 31, 2009	10.89	.05	(1.92) e	(1.87)	—	—	—	— b,f	9.02	(17.17) e	114,357	1.96 g	.63 g	105.72
July 31, 2008	13.99	(.07)	(3.03)	(3.10)	—	—	—	—	10.89	(22.16)	193,547	1.91 g	(.55) g	126.73
July 31, 2007	12.36	(.09)	1.72	1.6 3	—	—	—	—	13.99	13.19	520,001	1.83 g	(.67) g	83.62
July 31, 2006	12.11	(.04) h	.33	.29	(.04)	(.04)	—	—	12.36	2.39 h	852,123	1.77 g,h	(.33) g,h	111.46
July 31, 2005	10.22	.03 i,j	1.86	1.89	—	—	—	—	12.11	18.49 j	1,16 1,6 98	1.82 g	.24 g,i,j	112.15

Class C
January 31, 2010 **	$9.53	— b	.85	.85	(.08)	(.08)	—	—	$10.30	8.92 *	$35,346	1.02 *	.01 *	48.85 *
July 31, 2009	11.49	.06	(2.02) e	(1.96)	—	—	—	— b,f	9.53	(17.06) e	35,155	1.96 g	.62 g	105.72
July 31, 2008	14.75	(.07)	(3.19)	(3.26)	—	—	—	—	11.49	(22.10)	36 ,892	1.91 g	(.54) g	126.73
July 31, 2007	13.03	(.10)	1.82	1.72	—	—	—	—	14.75	13.20	72,429	1.83 g	(.69) g	83.62
July 31, 2006	12.77	(.05) h	.35	.30	(.04)	(.04)	—	—	13.03	2.38 h	55,484	1.77 g,h	(.35) g,h	111.46
July 31, 2005	10.78	.03 i,j	1.96	1.99	—	—	—	—	12.77	18.46 j	52,46 8	1.82 g	.23 g,i,j	112.15

Class M
January 31, 2010 **	$9.49	.01	.86	.87	(.11)	(.11)	—	—	$10.25	9.12 *	$21,519	.90 *	.14 *	48.85 *
July 31, 2009	11.42	.08	(2.01) e	(1.93)	—	—	—	— b,f	9.49	(16 .90) e	20,862	1.71 g	.87 g	105.72
July 31, 2008	14.62	(.04)	(3.16)	(3.20)	—	—	—	—	11.42	(21.89)	21,936	1.66 g	(.28) g	126.73
July 31, 2007	12.88	(.06)	1.80	1.74	—	—	—	—	14.6 2	13.51	39,263	1.58 g	(.43) g	83.62
July 31, 2006	12.62	(.01) h	.34	.33	(.07)	(.07)	—	—	12.88	2.6 2 h	41,16 5	1.52 g,h	(.09) g,h	111.46
July 31, 2005	10.62	.06 i,j	1.94	2.00	—	—	—	—	12.6 2	18.83 j	48,203	1.57 g	.51 g,i,j	112.15

Class R
January 31, 2010 **	$9.91	.03	.89	.92	(.13)	(.13)	—	—	$10.70	9.28 *	$1,488	.77 *	.26 *	48.85 *
July 31, 2009	11.90	.11	(2.10) e	(1.99)	— b	— b	—	— b,f	9.91	(16 .70) e	1,309	1.46 g	1.11 g	105.72
July 31, 2008	15.20	— b	(3.30)	(3.30)	—	—	—	—	11.90	(21.71)	1,446	1.41 g	— g,k	126.73
July 31, 2007	13.39	(.03)	1.87	1.84	(.03)	(.03)	—	—	15.20	13.77	1,354	1.33 g	(.20) g	83.62
July 31, 2006	13.16	.01 h	.37	.38	(.15)	(.15)	—	—	13.39	2.87 h	541	1.27 g,h	.11 g,h	111.46
July 31, 2005	11.07	.04 i,j	2.08	2.12	(.03)	(.03)	—	—	13.16	19.16 j	110	1.32 g	.35 g,i,j	112.15

Class Y
January 31, 2010 **	$10.18	.06	.92	.98	(.18)	(.18)	—	—	$10.98	9.56 *	$96,668	.52 *	.51 *	48.85 *
July 31, 2009	12.25	.13	(2.14) e	(2.01)	(.06)	(.06)	—	— b,f	10.18	(16 .31) e	91,321	.95 g	1.58 g	105.72
July 31, 2008	15.56	.07	(3.38)	(3.31)	—	—	—	—	12.25	(21.27)	707,086	.91 g	.48 g	126.73
July 31, 2007	13.67	.05	1.91	1.96	(.07)	(.07)	—	—	15.56	14.33	716 ,713	.83 g	.31 g	83.62
July 31, 2006	13.39	.09 h	.36	.45	(.17)	(.17)	—	—	13.67	3.38 h	6 31,912	.77 g,h	.65 g,h	111.46
July 31, 2005	11.23	.16 i,j	2.05	2.21	(.05)	(.05)	—	—	13.39	19.70 j	582,813	.82 g	1.30 g,i,j	112.15

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class Y	0.04

This payment resulted in an increase to total returns of 0.25% for the year ended July 31, 2009.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.9%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

i Reflects dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.07	0.57%

Class B	0.07	0.59

Class C	0.07	0.58

Class M	0.07	0.61

Class R	0.03	0.25

Class Y	0.08	0.62

j Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.05%

Class B	0.01	0.05

Class C	0.01	0.05

Class M	0.01	0.04

Class R	0.01	0.06

Class Y	0.01	0.04

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Investors Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class  B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, March 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into

U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of Written options contracts activity for the six months ended January 31, 2010. The fund had an average contract amount of approximately 400,000 on Purchased options contracts for the six months ended January 31, 2010. For the six months ended January 31, 2010, the fund did not have any activity on Future contracts.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At January 31, 2010, the fund had a net liability position of $6,260 on derivative contracts subject to the Master Agreements.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2010, the value of securities loaned amounted to $139,809,025. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $146,048,538 which is pooled with collateral of other Putnam funds into 37 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $2,078,523,109 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the December 29, 2008 mergers, the fund acquired $115,036,697 in capital loss carryovers. This amount includes $31,835,418 of capital loss carryovers acquired in connection with the acquisition of Putnam Tax Smart Equity Fund and $83,201,279 of capital loss carryovers acquired in connection with the fund’s acquisition of Putnam Capital Appreciation Fund, but does not include $43,872,030 of additional capital loss carryovers acquired in connection with the acquisition of Putnam Tax Smart Equity Fund, which the fund will be unable to use due to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

Loss Carryover	Expiration

$510,164,962	July 31, 2010

852,424,683	July 31, 2011

27,643,525	July 31, 2015

87,393,172	July 31, 2016

600,896,767	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 $477,807,573 of losses recognized during the period November 1, 2008 to July 31, 2009, a portion of which could be subject to limitations imposed by the Code.

The aggregate identified cost on a tax basis is $1,746,874,096, resulting in gross unrealized appreciation and depreciation of $121,926,888 and $174,292,762, respectively, or net unrealized depreciation of $52,365,874.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion of average net assets, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion and 0.475% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended January 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended January 31, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended January 31, 2010, the fund’s expenses were reduced by $1,375 under the expense offset arrangements and by $74,331 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,188, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,783 and $1,663 from the sale of class A and class M shares, respectively, and received $54,750 and $392 in contingent deferred sales charges from redemptions of class  B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $771,802,234 and $883,651,437, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2010 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	—	$—

Options opened	1,413,570	1,221,161

Options exercised	(77,000)	(669,900)

Options expired	(349,173)	(243,664)

Options closed	—	—

Written options
outstanding
at end of period	987,397	$307,597

Note 4: Capital shares

At January 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	4,075,491	$44,855,544	15,483,295	$138,938,248

Shares issued in connection with
reinvestment of distributions	1,509,624	16,771,922	293,123	2,459,299

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	22,791,226	191,505,556

Shares issued in connection with the merger
of Putnam Tax Smart Equity Fund	—	—	6,809,407	57,216,722

	5,585,115	61,627,466	45,377,051	390,119,825

Shares repurchased	(11,905,520)	(130,218,548)	(45,715,251)	(416,394,530)

Net decrease	(6,320,405)	$(68,591,082)	(338,200)	$(26,274,705)

	Six months ended 1/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	341,540	$3,368,586	996,706	$8,044,418

Shares issued in connection with
reinvestment of distributions	79,871	801,105	—	—

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	2,841,224	21,575,117

Shares issued in connection with the merger
of Putnam Tax Smart Equity Fund	—	—	1,222,007	9,279,434

	421,411	4,169,691	5,059,937	38,898,969

Shares repurchased	(2,717,485)	(26,868,798)	(10,155,269)	(83,778,573)

Net decrease	(2,296,074)	$(22,699,107)	(5,095,332)	$(44,879,604)

	Six months ended 1/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	105,764	$1,104,932	398,921	$3,418,927

Shares issued in connection with
reinvestment of distributions	23,353	247,072	—	—

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	180,795	1,448,311

Shares issued in connection with the merger
of Putnam Tax Smart Equity Fund	—	—	1,216,832	9,747,801

	129,117	1,352,004	1,796,548	14,615,039

Shares repurchased	(388,544)	(4,023,023)	(1,316,388)	(11,341,305)

Net increase (decrease)	(259,427)	$(2,671,019)	480,160	$3,273,734

	Six months ended 1/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	77,458	$796,955	184,568	$1,555,523

Shares issued in connection with
reinvestment of distributions	20,924	220,116	—	—

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	577,316	4,600,224

Shares issued in connection with the merger
of Putnam Tax Smart Equity Fund	—	—	172,925	1,377,920

	98,382	1,017,071	934,809	7,533,667

Shares repurchased	(197,552)	(2,040,368)	(657,380)	(5,607,869)

Net increase (decrease)	(99,170)	$(1,023,297)	277,429	$1,925,798

	Six months ended 1/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	17,849	$193,216	42,544	$376,075

Shares issued in connection with
reinvestment of distributions	1,659	18,217	29	237

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	14,865	123,547

	19,508	211,433	57,438	499,859

Shares repurchased	(12,577)	(136,634)	(46,845)	(435,422)

Net increase	6,931	$74,799	10,593	$64,437

	Six months ended 1/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	557,328	$6,134,098	6,195,788	$60,178,323

Shares issued in connection with
reinvestment of distributions	140,368	1,580,539	369,403	3,139,925

Shares issued in connection with the merger
of Putnam Capital Appreciation Fund	—	—	363,481	3,094,421

Shares issued in connection with the merger
of Putnam Tax Smart Equity Fund	—	—	679	5,780

	697,696	7,714,637	6,929,351	66,418,449

Shares repurchased	(862,806)	(9,559,968)	(55,699,382)	(487,554,886)

Net decrease	(165,110)	$(1,845,331)	(48,770,031)	$(421,136,437)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of January 31, 2010:

Market value of derivative instruments as of January 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$215,122	Payables	$77,967

Total		$215,122		$77,967

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended January 31, 2010 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives
Recognized in Income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Total

Equity contracts	$130,715	$130,715

Total	$130,715	$130,715

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Total

Equity contracts	$(233,343)	$(233,343)

Total	$(233,343)	$(233,343)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,622 for the period ended January 31, 2010. During the period ended January 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $111,549,058 and $114,377,167, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Acquisition of Putnam Capital
Appreciation Fund and Putnam Tax Smart
Equity Fund

On December 29, 2008, the fund issued the following shares to acquire the net assets of Putnam Capital Appreciation Fund and Putnam Tax Smart Equity Fund in a tax-free exchange:

Putnam Capital Appreciation Fund

	Shares	Shares
	Issued	exchanged

Class A	22,791,226	16,652,797

Class B	2,841,224	2,028,445

Class C	180,795	133,183

Class M	577,316	420,737

Class R	14,865	10,854

Class Y	363,481	267,926

Putnam Tax Smart Equity Fund

	Shares	Shares
	Issued	exchanged

Class A	6,809,407	8,545,351

Class B	1,222,007	1,471,485

Class C	1,216,832	1,545,389

Class M	172,925	212,911

Class Y	679	865

The net assets of the fund, Putnam Capital Appreciation Fund and Putnam Tax Smart Equity Fund on December 26, 2008 were $1,221,862,853, $222,347,176 and $77,627,657, respectively. On December 26, 2008, Putnam Capital Appreciation Fund and Putnam Tax Smart Equity Fund had accumulated net investment loss of $21,584 and $120,921, respectively, accumulated net realized loss of $150,270,122 and $94,181,633, respectively, and unrealized depreciation of $40,850,283 and $29,732,238, respectively. The aggregate net assets of the fund immediately following the acquisition were $1,521,837,686.

Information presented in the Statement of changes in net assets for the period ended July 31, 2009 reflect only the operations of Putnam Investors Fund.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	98,983,496	4,362,687

Jameson A. Baxter	99,026,993	4,319,190

Charles B. Curtis	98,911,921	4,434,262

Robert J. Darretta	99,072,588	4,273,595

Myra R. Drucker	98,963,722	4,382,461

John A. Hill	98,816,512	4,529,671

Paul L. Joskow	98,943,074	4,403,109

Elizabeth T. Kennan	98,964,030	4,382,153

Kenneth R. Leibler	99,055,386	4,290,797

Robert E. Patterson	98,832,426	4,513,757

George Putnam, III	98,784,292	4,561,891

Robert L. Reynolds	99,055,613	4,290,570

W. Thomas Stephens	99,044,983	4,301,200

Richard B. Worley	99,000,281	4,345,902

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

70,256,318	2,804,234	2,070,313	28,215,318

All tabulations are rounded to the nearest whole number.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Jonathan S. Horwitz	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Charles E. Porter	Judith Cohen
Custodian	Senior Advisor to the Trustees	Vice President, Clerk and
State Street Bank and		Assistant Treasurer
Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson A. Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA012 260143 3/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2010